UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12.


                                VASOMEDICAL, INC.
                (Name of Registrant as Specified in its Charter)

                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

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                        Copies of all communications to:
                            David H. Lieberman, Esq.
                       Beckman, Lieberman & Barandes, LLP
                                227 Michael Drive
                             Syosset, New York 11791
                                 (516) 921-1131

                                VASOMEDICAL, INC.
                                 ---------------

                NOTICE OF THE 2009 ANNUAL MEETING OF STOCKHOLDERS

                               September 30, 2009


To our Stockholders:

     An annual meeting of stockholders will be held at The Courtyard by Marriott Hotel, 866 Third Avenue, New York, New York 10022 in the MacMillan Room on Wednesday, September 30, 2009, beginning at 9:30 a.m. At the meeting, you will be asked to vote on the following matters:

     1.   Election of eight directors to serve for a term of one year.

     2.   Amendment of our Certificate of  Incorporation  to increase the number
          of  authorized   shares  of  our  common  stock  from  110,000,000  to
          250,000,000.

     3. Ratification of the appointment of Rothstein, Kass & Company, P.C. as our independent registered public accountants for the year ending May 31, 2010.

     4.   Any other matters that properly come before the meeting.

         The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

     If you are a stockholder of record at the close of business on August 4, 2009, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting.

                                           By Order of the Board of Directors,

                                           JUN MA
                                           President and Chief Executive Officer
  Dated:  August 21, 2009
          Westbury, New York


All stockholders are urged to attend the Annual Meeting in person. However, to ensure that your vote is counted at the Annual Meeting, please vote as promptly as possible. You have three options for submitting your vote before the Annual
Meeting: the Internet, by telephone, or by mailing your proxy or voting instruction card.

                                TABLE OF CONTENTS
                                -----------------
GENERAL INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL MEETING         1
     Distribution and Electronic Availability of Proxy Materials              1
     Voting Information                                                       1
EXECUTIVE OFFICERS                                                            4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT                4
PROPOSAL ONE - ELECTION OF DIRECTORS                                          7
DIRECTOR INDEPENDENCE                                                         8
MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES                             9
     Committee Autonomy                                                       9
     Audit Committee and Audit Committee Financial Expert                     10
     Compensation Committee                                                   10
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION                       10
     Executive Compensation Objectives                                        11
     Relationship of Compensation to Performance and Compensation
      of Chief Executive Officer and Chief Financial Officer                  11
     Corporate Governance Committee                                           12
     Director Nominations and Qualifications                                  12
     Stockholder Communications with the Board                                12
DIRECTOR COMPENSATION                                                         13
     Director's Compensation                                                  13
     Other                                                                    14
     Certain Relationships and Related Transactions                           14
     Indemnification Agreements                                               15
     Executive Compensation Tables                                            16
     Grants of Plan-Based Awards in Fiscal 2009                               17
     Outstanding Equity Awards at Last Fiscal Year End                        17
     Option Exercises in Fiscal 2009                                          18
     Employment Agreements                                                    18
     Equity Compensation Plan Information                                     18
     Deferred Compensation Program                                            19
     Board Member Attendance at Annual Meetings                               19
PROPOSAL TWO - PROPOSAL TO AMEND THE CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK                                             20
     General                                                                  20
     Purpose                                                                  20
     Effect on Rights of Stockholders                                         21
     Board Position and Required Vote                                         21
PROPOSAL THREE - PROPOSAL FOR APPOINTMENT OF INDEPENDENT
REGISTERED ACCOUNTING FIRM                                                    22
     General                                                                  22
     Board Position and Required Vote                                         22
AUDIT COMMITTEE REPORT                                                        22
     Audit Fees                                                               23
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS                     23
CORPORATE GOVERNANCE - CODE OF ETHICS                                         24
FINANCIAL STATEMENTS AND INCORPORATION BY REFERENCE                           24
COMMON STOCK PERFORMANCE                                                      25
HOUSEHOLDING OF PROXY MATERIALS                                               26
MISCELLANEOUS INFORMATION                                                     26

                                VASOMEDICAL, INC.
                                180 Linden Avenue
                            Westbury, New York 11590

                                 PROXY STATEMENT

                   FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS
                                  To be held on
                               September 30, 2009

GENERAL INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL MEETING

     This proxy statement is being sent to you in connection with the solicitation of proxies by the Board of Directors of Vasomedical, Inc. for the 2009 Annual Meeting of Stockholders to be held at The Courtyard by Marriott Hotel, 866 Third Avenue, New York, New York 10022 in the MacMillan Room, at 9:30 a.m., local time, on September 30, 2009. We invite you to attend in person.

Distribution and Electronic Availability of Proxy Materials

     In accordance with the SEC's proxy delivery rules, we intend to commence distribution on or about August 21, 2009 of the Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") indicating that our Notice of the 2009 Annual Meeting of Stockholders, our Proxy Statement and our Annual Report on Form 10-K for the year ended May 31, 2009 will be made available at www.proxyvote.com. This website will also provide stockholders with instructions on how to vote their shares. The Notice of Internet Availability also indicates how you may request printed copies of our proxy materials, including a proxy card or voting instruction card. We believe that this new process will reduce the environmental impact and lower our costs of printing and distributing our proxy materials.

Voting Information

     Record date

     The record date for the Annual Meeting is August 4, 2009. You may vote all shares of our common stock that you owned as of the close of business on that date. On August 4, 2009, there were 99,843,004 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

     How to vote

     There are four different ways you may cast your vote this year. You may vote by:

     (1) the Internet, at the address provided on the Notice of Internet Availability, or on each proxy card or vote instruction card;

     (2) telephone, using the toll-free number listed on each proxy card (if you are a stockholder of record) or vote instruction card (if your shares are held by a bank, broker or other nominee);

     (3) marking, signing, dating and mailing each proxy card or vote instruction card and returning it in the envelope provided. If you return your signed proxy card or vote instruction card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR proposals 1 through 3; or

     (4) attending the meeting (if your shares are registered directly in your name on our books and not held through a broker, bank or other nominee).

     If you are the registered stockholder (that is, if you hold your stock in your name), you can vote by telephone or electronically through the Internet by following the instructions provided on the Notice of Internet Availability or on the proxy card.

     If your shares are held in "street name" (that is, they are held in the name of a broker, bank or other nominee), you will receive instructions with your materials that you must follow in order to have your shares voted. Please review your proxy or vote instruction card to determine whether you will be able to vote by telephone or electronically.

     Revoking your proxy

     You can revoke your proxy at any time before your shares are voted at the meeting by (i) sending a written notice to Tarachand Singh, Secretary, Vasomedical, Inc., 180 Linden Avenue, Westbury, New York 11590, (ii) submitting by mail, telephone or the Internet another proxy dated as of a later date, or
(iii) voting in person at the Annual Meeting. Merely attending the Annual Meeting will not revoke your proxy. Voting in person at the Annual Meeting will replace any previous votes submitted by proxy.

     Voting instructions

     If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit proxy voting instructions but do not direct how to vote on each item, the persons named as proxies will vote as the Board recommends on each proposal. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment. We have not received notice of other matters that may be properly presented for voting at the Annual Meeting.

     Withholding your vote, voting to "abstain" and "broker nonvotes"

     In the election of directors, you can withhold your vote for any of the nominees. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. With regard to the other proposals, you can vote to "abstain." If you vote to "abstain," your shares will be counted as present at the meeting for purposes of that proposal and your vote will have the effect of a vote against the proposal. "Broker nonvotes" are proxies received from brokers who, in the absence of specific voting instructions from beneficial owners of shares held in brokerage name, have declined to vote such shares in those instances where discretionary voting by brokers is permitted. Broker nonvotes will not be counted for purposes of determining whether a proposal has been approved.

     Votes required to hold the Annual Meeting

     We need a majority of the shares of our common stock outstanding on August 4, 2009 present, in person or by proxy, to hold the Annual Meeting.

     Votes required to elect directors and to adopt other proposals

     Directors will be elected by a plurality of votes cast at the Annual Meeting. The affirmative vote of a majority of the shares of our common stock outstanding on August 4, 2009 is required to amend our Certificate of Incorporation. The affirmative vote of a majority of the shares of our common stock, that are present in person or by proxy at the Annual Meeting is required to ratify the appointment of Rothstein, Kass & Company, P.C. as our independent auditors for 2010.

     Other matters to be decided at the Annual Meeting

     If any matters were to properly come before the Annual Meeting that are not specifically set forth on your proxy and in this proxy statement, the persons appointed to vote the proxies would vote on such matters in accordance with their best judgment.

     Postponement or adjournment of the Annual Meeting

     If the Annual Meeting were to be postponed or adjourned, your proxy would still be valid and might be voted at the postponed or adjourned meeting. You would still be able to revoke your proxy until it was voted.

     Cost of Proxy Solicitation

     We will pay the expenses of the preparation of our proxy materials and the solicitation by the Board of Directors of your proxy. Our directors, officers and employees, who will receive no additional compensation for soliciting, may solicit your proxy by telephone or other means.

                               EXECUTIVE OFFICERS

  Name                          Age      Position
  ----                          ---      --------
  Dr. Jun Ma                    45       President, Chief Executive Officer,
                                           and Director
  Dr. John C. K. Hui            63       Chief  Technology Officer and
                                           Director
  Tarachand (David) Singh       56       Chief Financial Officer

-----------

     Jun Ma, Ph.D. was appointed President and Chief Executive Officer of the Company on October 16, 2008. Dr. Ma has served as a director of the Company since June 2007. Dr. Ma holds a BS degree in precision machinery and instrumentation from University of Science and Technology of China, an MS degree in biomedical instrumentation from Shanghai University, and a Ph.D. degree in mechanical engineering from Columbia University in the City of New York. He has been an associate professor in engineering at New York Institute of Technology since 1997 and an assistant professor from 1993 to 1997. Previously Dr. Ma provided consulting services to several companies in various industries, including Kerns Manufacturing Corp. and Living Data Technology Corp., both of which are stockholders of our Company.

     John C. K. Hui, Ph.D. has been our Vice Chairman and Chief Technology Officer since October 16, 2008, our President, Chief Executive Officer and Chief Technology Officer from April 1, 2007 through October 15, 2008, as well as a director since February 1995. From February 1995 until April 2007, he was a Senior Vice President. Dr. Hui has been an Assistant Professor in the Department of Surgery and Division of Cardiology at the State University of Stony Brook, New York since 1978. He has also been a scientist in the medical department of Brookhaven National Laboratories. Dr. Hui was CEO and President of and a principal stockholder in Vasogenics, Inc. at the time of its acquisition by us in January 1995.

     Tarachand (David) Singh, M.B.A. was appointed Chief Financial Officer on March 11, 2009. He has been employed by us in various executive capacities and as Chief Accountant of the Company since October, 2008. Mr. Singh was Director of Cost Accounting for Del Laboratories, Inc. from August 2005 to December 2007. From March 1991 to August 1999 he was Cost Accounting Manager and from September 1999 to August 2005 he was Financial Operations Manager, of George Weston Bakeries. Mr. Singh holds an M.B.A. in general management from Dowling College and a B.A. in accounting from Queens College.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents certain information regarding the beneficial ownership of our common stock as of August 4, 2009 by (a) each beneficial owner of 5% or more of our outstanding common stock known to us, based solely on filings with the Securities and Exchange Commission, (b) each of our directors,
(c) each of our Named Executive Officers and (d) all of our directors and executive officers as a group.

     The percentage of beneficial ownership for the table is based on 99,843,004 shares of our common stock outstanding as of August 4, 2009. To our knowledge, except under community property laws or as otherwise noted, the persons and entities named in the table have sole voting and sole investment power over their shares of our common stock. Unless otherwise indicated, each beneficial owner listed below maintains a mailing address of c/o Vasomedical, Inc., 180 Linden Avenue, Westbury, New York 11590.

     The number of shares beneficially owned by each stockholder is determined under SEC rules and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power and those shares of common stock that the stockholder has the right to acquire within 60 days after August 4, 2009 through the exercise of any stock option. The "Percentage of Common Stock" column treats as outstanding all shares underlying such options held by the stockholder, but not shares underlying options held by other stockholders.

                                                                 Common Stock                % of
                                                                 Beneficially               Common
Name of Beneficial Owner                                          Owned (1)               Stock (2)
------------------------------------------------------        -----------------        -----------------
Abraham E. Cohen ** ...............................               1,745,254                    1.75%
Derek Enlander, M.D.**.............................                 400,000                    *
John C.K. Hui, Ph.D. (3) ** .......................               1,158,880                    1.16%
Jun Ma, Ph.D. **...................................                 900,000                    *
Behnam Movaseghi **................................                 400,000                    *
Photios T. Paulson **..............................                 870,000                    *
Tarachand (David) Singh............................                 200,000                    *
Simon Srybnik (4) (5) **...........................              36,105,126                   34.62%
Louis Srybnik (4) (5)..............................              35,705,126                   34.29%
Martin Zeiger **...................................                 565,000                    *

** Directors and executive officers as a group
(8 persons)........................................              39,344,260                   37.73%

         *Less than 1% of the Company's common stock

(1) No officer or director owns more than one percent of the issued and outstanding common stock of the Company unless otherwise indicated.

     Includes beneficial ownership of the following numbers of shares that may be acquired within 60 days of August 4, 2009 pursuant to a warrant awarded under the Securities Purchase Agreement with Kerns Manufacturing Corp. ("Kerns") and stock options awarded under our stock option plans:

                                       5

Abraham E. Cohen        670,000     Photios T. Paulson           595,000
Derek Enlander, M.D.    150,000     Simon Srybnik              4,435,714
John C.K. Hui, Ph.D.    439,558     Martin Zeiger                265,000
Jun Ma, Ph.D.           150,000     Directors and executive
Behnam Movaseghi        150,000     officers as a group        6,855,272

(2) Applicable percentages are based on 99,843,004 shares of common stock outstanding on August 4, 2009, adjusted as required by rules promulgated by the SEC, which does not include stock awards to the Board of Directors for fiscal 2009 compensation earned that were approved but not issued as of August 4, 2009. The beneficially owned shares include stock awards to the Board of Directors for fiscal 2009 compensation that were approved and earned but not issued by August 4, 2009.

(3) Includes 789,322 shares that are held in a trust for the benefit of Dr. Hui's child. Dr. Hui and his wife are the trustees of this trust.

(4) Simon Srybnik and his brother Louis Srybnik are the sole directors and the Chairman of the Board and President, respectively of Kerns, which is the record holder of 25,714,286 shares (of which 4,285,714 shares are not issuable  until a  restricted  warrant  is  exercised).  They  are the sole shareholders  of Kerns,  each  holding  50% of the  shares.  The  reporting persons, accordingly, share voting and dispositive powers over the 21,428,572 shares held by Kerns and share dispositive power over the 4,285,714 shares underlying the restricted warrant. As a result, they may be deemed to be the co-beneficial owners of an aggregate of 25,714,286 shares. Mr. Srybnik also holds sole dispositive power over the 150,000 shares underlying the option he was granted upon being appointed to the Board of Directors, as well as 250,000 shares of common stock awarded to the Board of Directors for fiscal 2009 compensation earned that were approved but not issued as of August 4, 2009.

(5) Simon Srybnik and his brother Louis Srybnik are the sole directors and officers of Living Data Technology Corporation ("Living Data"). They also each own 35% of the outstanding shares of Living Data. The reporting persons, accordingly, share voting and dispositive powers over the 9,990,840 shares of our common stock owned by Living Data and, as a result, may be deemed to be the co-beneficial owners thereof.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

     Eight directors will be elected at the Annual Meeting. Each director will serve until the next annual meeting of stockholders and until their successors have been elected and qualified. At the meeting, the persons named in the proxy will vote the shares covered thereby for the election of the nominees named below to our Board of Directors unless instructed to the contrary.

     Each nominee is currently a director of the Company.

     The following table sets forth the names and ages of the nominees:

                            Nominee                           Age
                            -------                           ---
                      Abraham E. Cohen                        73
                      Dr. Derek Enlander (1)(3)               63
                      Dr. John C.K. Hui (2)                   63
                      Dr. Jun Ma                              45
                      Behnam Movaseghi                        56
                      Photios T. Paulson (1)(3)               70
                      Simon Srybnik (2)                       93
                      Martin Zeiger (1) (2)(3)                72
-----------

(1)      Member of Compensation Committee
(2)      Member of Corporate Governance Committee
(3)      Member of Audit Committee

     The following is a brief account of the business experience for at least the past five years of our directors (other than that of Dr. John C.K. Hui and Dr. Jun Ma, whose business experience is set forth on Page 5 under "Executive Officers"):

     Abraham E. Cohen has been our Chairman of the Board since June 1994 and is presently an independent consultant. He retired in 1992 as Senior Vice President of Merck & Co., Inc., a position he was elected to in 1985. From 1979 to 1989, Mr. Cohen was also President of Merck Sharp & Dohme International, a division of Merck & Co., Inc. Mr. Cohen is a director of the following public companies:
Akzo Nobel Nv., Chugai Pharmaceutical Co., Ltd., Neurobiological Technologies, Inc. and Teva Pharmaceutical Industries, Ltd.

     Derek Enlander M.D. has been a director since July 2007. He is an attending physician at the Mount Sinai Medical Center New York, and a clinical instructor at the Mount Sinai Medical School. He is in private practice in Internal Medicine in Manhattan. He is the author of six books on medicine and over twenty research papers. He has invented a new drug to treat immune dysfunction and is the President of Computer Medica Inc., where he invented a medical history card to store a patient's medical files including X-rays, MRIs, etc. on a credit card size computer readable card.

     Behnam Movaseghi has been a director since July 2007. Mr. Movaseghi has been treasurer of Kerns Manufacturing Corporation since 2000, and controller from 1990 to 2000. For approximately ten years prior thereto, Mr. Movaseghi was a tax and financial consultant. Mr. Movaseghi is a Certified Public Accountant.

     Photios T. Paulson has been a director since April 2000 and served as our Chief Executive Officer from October 2002 through June 2003 and from March to October 2004. Mr. Paulson has been an advisor to the healthcare industry and was Vice President of bioMerieux N.A. Inc. from 1995 to 2002. Between 1992 and 1995, Mr. Paulson was Chairman of bioMerieux Vitek Inc. Between 1987 and 1990, he was Senior Advisor, Health Care Industry, for Prudential Securities. Mr. Paulson previously held senior positions with Becton Dickinson and Company through 1987. Mr. Paulson is a director of bioMerieux N.A. Inc. and Silliker Group Inc.

     Simon Srybnik has been a director since June 2007 and is Chairman of the Board of Kerns Manufacturing Corp. and Living Data Technology Corp. A lifetime entrepreneur and industrialist, Mr. Srybnik has founded and managed many companies in various industries including machinery and process equipment, aerospace and defense, biology and healthcare.

     Martin Zeiger has been a director since October 2001. He is an independent consultant to the pharmaceutical industry. Mr. Zeiger was Senior Vice President of Strategic Business Development for Barr Laboratories, a drug manufacturer, from 1999 through August 2003. From 1987 through 1999, Mr. Zeiger was Executive Vice President and General Counsel for Rugby Laboratories. In 1993 Marion Merrill Dow acquired Rugby Laboratories. Mr. Zeiger was a Vice President of Marion Merrill Dow, Inc. and its successor, Hoechst Marion Roussell, Inc. Mr. Zeiger is a founding director of the Larry King Cardiac Foundation and was a member of the Heritage Board of Directors of the American Heart Association in New York.

                              DIRECTOR INDEPENDENCE

     We have adopted the NASDAQ Stock Market's standards for determining the independence of directors. Under these standards, an independent director means a person other than an executive officer or one of our employees or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the following persons shall not be considered independent:

o a director who is, or at any time during the past three years was, employed by us;
o a director who accepted or who has a family member who accepted any compensation from us in excess of $100,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:
     o compensation for service on the Board of Directors or any committee thereof;
     o compensation paid to a family member who is one of our employees (other than an executive officer); or
     o    under  a   tax-qualified   retirement   plan,   or   non-discretionary
          compensation;
o a director who is a family member of an individual who is, or at any time during the past three years was, employed by us as an executive officer;
o a director who is, or has a family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:
     o    payments arising solely from investments in our securities; or
     o payments under non-discretionary charitable contribution matching programs;
o a director who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of our executive officers served on the compensation committee of such other entity; or
o a director who is, or has a family member who is, a current partner of our outside auditor, or was a partner or employee of our outside auditor who worked on our audit at any time during any of the past three years.

     For purposes of the NASDAQ independence standards, the term "family member" means a person's spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person's home.

     The Board of Directors has assessed the independence of each non-employee director under the independence standards of the NASDAQ Stock Market set forth above, and has affirmatively determined that four of our non-employee directors (Mr. Cohen, Dr. Enlander, Mr. Paulson and Mr. Zeiger) are independent.

     We expect each director to attend every meeting of the Board and the committees on which he serves as well as the annual meeting. In 2009, all directors attended at least 75% of the meetings of the Board and the committees on which they served in 2009.

     Our Board of Directors has an Audit Committee, Compensation Committee and Corporate Governance Committee. Although we have an independent Audit Committee and Compensation Committee, our Board has determined not to establish a Nominating Committee as nominees for election as directors are selected by our Board of Directors. The Board believes that, given its relatively frequent meetings and the participation of all directors in the consideration of director nominees, it is appropriate for the Company not to have a Nominating Committee of its Board.

                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         During the fiscal year ended May 31, 2009 there were:

          o    6 meetings of the Board of Directors
          o    6 meetings of the Audit Committee
          o    2 meetings of the Compensation Committee

     The Corporate Governance Committee did not hold any meetings during the fiscal year ended May 31, 2009.

Committee Autonomy

     Each committee has the power to engage independent legal, financial or other advisors, as it may deem necessary, without consulting or obtaining the approval of our Board of Directors or any officer of the Company.

Audit Committee and Audit Committee Financial Expert

     The Board has a standing Audit Committee. The Board has affirmatively determined that each director who serves on the Audit Committee is independent, as the term is defined by applicable Nasdaq and Securities and Exchange Commission ("SEC") rules. During fiscal 2009 the Audit Committee consisted of Joseph A. Giacalone, who served as the committee chair through April 8, 2009, Martin Zeiger and Photios T. Paulson who became committee chairman following Mr. Giacalone's resignation as a director. Subsequent to the close of the fiscal year, Dr. Derek Enlander was appointed to the Audit Committee on June 16, 2009. The members of the Audit Committee have substantial experience in assessing the performance of companies, gained as members of the Company's Board of Directors and Audit Committee, as well as by serving in various capacities in other companies or governmental agencies. As a result, they each have an understanding of financial statements. Currently, the Audit Committee does not have a member whom the Board considers a financial expert. The Board is seeking to add to its membership a director who is a financial expert. In view of the uncertainty of current economic conditions and caution shown by prospective candidates for Board membership who are financial experts, the Board is uncertain as to when it will find a candidate for membership who is a financial expert.

     The Audit Committee regularly meets with our independent registered public accounting firm outside the presence of management.

     The Audit Committee operates under a charter approved by the Board of Directors. The Audit Committee charter is available on our website.

Compensation Committee

     Our Compensation Committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries which will be paid to our executive officers during the coming year, and administers our stock-based benefit plans. There were two meetings of this committee held in fiscal 2009. During fiscal 2009, the Compensation Committee consisted of Martin Zeiger, who serves as the committee chair, Dr. Derek
Enlander and Photios T. Paulson. None of these persons were our officers or employees during fiscal 2009 or, except as otherwise disclosed, had any relationship requiring disclosure in this Proxy Statement. Each member of the Compensation Committee is a director who is not employed by us or any of our affiliates, and are independent directors under NASDAQ listing standards.

     The Compensation Committee operates under a charter approved by the Board of Directors. The Compensation Committee charter is available on our website.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation of our executive officers is generally determined by the Compensation Committee of our Board of Directors, subject to applicable employment agreements. Each member of the Compensation Committee is a director who is not our employee or an employee of any of our affiliates. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2009 is furnished by the directors who comprised the Compensation Committee during fiscal 2009.

Executive Compensation Objectives

     Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives and thereby increase stockholder value. It is our policy to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our business. To attain these objectives, our executive compensation program includes a competitive base salary, cash incentive bonuses and stock-based compensation.

     Stock options are granted to employees, including our executive officers, by the Compensation Committee under our stock option plans. The Committee believes that stock options provide an incentive that focuses the executive's attention on managing us from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to the market value of common stock on the date of grant, have a maximum term of ten years and generally become exercisable, in whole or in part, starting one year from the date of grant. Among our executive officers, the number of shares subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are awarded to the most senior officers who, in the view of the Compensation Committee, have the greatest potential impact on our profitability and growth. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

     From time to time, the Compensation Committee intends to utilize the services of independent consultants to perform analyses and to make recommendations to the Committee relative to executive compensation matters. No compensation consultant has so far been retained.

Relationship of Compensation to Performance and Compensation of Chief Executive Officer and Chief Financial Officer

     The Compensation Committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries that will be paid to our executive officers during the coming year. In setting salaries, the Compensation Committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock plans maintained by us, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

         Our Compensation Committee:

             Martin Zeiger, Chairman
             Dr. Derek Enlander
             Photios T. Paulson

Corporate Governance Committee

     The Board of Directors has established a Corporate Governance Committee. There were no meetings of this committee held in fiscal 2009. During fiscal 2009, the Corporate Governance Committee consisted of Dr. John C.K. Hui, who serves as committee chair, Simon Srybnik and Martin Zeiger. The Corporate Governance Committee monitors developments in corporate governance principles and other corporate governance matters and makes recommendations to the Board of Directors regarding the adoption of additional corporate governance principles.

     The Corporate Governance Committee operates under a charter approved by the Board of Directors. The Corporate Governance Committee charter is available on our website.

Director Nominations and Qualifications

     Our Board of Directors has determined that given there have historically been very few vacancies on the Board, director nominees could be selected, or recommended for our Board's selection, by a majority of independent directors voting alone. As such, the Board has no nominating committee. The Board does not currently have a charter with regard to the nomination process. The nominations of the directors standing for election at the 2009 annual meeting were recommended for our Board's determination by our independent directors and unanimously approved by our Board of Directors.

     Historically, we have not received recommendations from the stockholders and the costs of establishing and maintaining procedures for the consideration of stockholder nominations would be unduly burdensome. Consequently, at this time, we do not have a formal policy with regard to the consideration of any director nominees recommended by our stockholders. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees recommended by Board members, management or other parties are evaluated. Any stockholder nominations proposed for consideration should include the nominee's name and qualifications for board membership and should be addressed to Dr. Jun Ma, President and Chief Executive Officer, Vasomedical, Inc., 180 Linden Avenue, Westbury, New York 11590. We do not intend to treat stockholder recommendations in any manner different from other recommendations.

     Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as complement to the existing board composition. However, in making its nominations, our independent directors and Board of Directors as a whole considers, among other things, an individual's business experience, industry experience, financial background, breadth of knowledge about issues affecting our Company, time available for meetings and consultation regarding Company matters and other particular skills and experience possessed by the individual.

     We do not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

Stockholder Communications with the Board

     We have not developed to date a formal process by which stockholders may communicate directly with directors. However, in recent years an informal process has developed in which communications sent to the Board of Directors or in care of an officer or our other representative is forwarded to the Chief
Executive Officer, who is also a director. We believe this process has adequately served the needs of the Board of Directors and our stockholders. In light of SEC disclosure rules on this matter, the Board of Directors may consider the development and adoption of more formal procedures. Until such procedures are adopted and disclosed to our stockholders, stockholders may direct communications intended for the Board of Directors to the Secretary of the Company, at 180 Linden Avenue, Westbury, New York 11590. The envelope containing such communication must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication" or similar statement that clearly and unmistakably indicates the communication is intended for the Board of Directors. All such communications must clearly indicate the author as a stockholder and state whether the intended recipients are all members of the Board of Directors or just certain specified directors. The Secretary will make copies of all such communications and circulate them to the appropriate director or directors.

                              DIRECTOR COMPENSATION

     Directors who are also employees of the Company are not separately compensated for their services as directors.

Director's Compensation

     Non-employee directors received a fee of $1,500 for each Board of Directors and Committee meetings attended and $2,500 for each Audit Committee meeting attended, payable at each director's option in cash or common stock. Directors also receive annually $15,000 of common stock valued at the fair market value of the common stock on the date of grant for serving as a board member during the fiscal year.

     The following table provides the compensation earned by our non-employee directors for fiscal 2009:

----------------------------------------------------------------------------------------------------------------------------
                                                   Director Compensation
---------------------- ------------- --------- ------------- ---------------- ---------------- ---------------- ------------
                                                                               Nonqualified
                       Fees earned                             Non-equity        Deferred
                        or Paid in    Stock       Option     Incentive Plan    Compensation       All Other
                           Cash       Awards      Awards      Compensation       Earnings       Compensation       Total
        Name                ($)      ($) (1)       ($)             ($)              ($)              ($)            ($)
---------------------- ------------- --------- ------------- ---------------- ---------------- ---------------- ------------
Abraham E. Cohen       $    6,000    $16,500        --             --                --               --          $22,500
---------------------- ------------- --------- ------------- ---------------- ---------------- ---------------- ------------
Derek Enlander         $    7,500    $15,000     $14,475           --                --               --          $36,975
---------------------- ------------- --------- ------------- ---------------- ---------------- ---------------- ------------
Joseph Giacalone       $   13,500    $24,000        --             --                --               --          $37,500
---------------------- ------------- --------- ------------- ---------------- ---------------- ---------------- ------------
Jun Ma                 $    4,500    $15,000     $14,475           --                --               --          $33,975
---------------------- ------------- --------- ------------- ---------------- ---------------- ---------------- ------------
Behnam Movaseghi       $    6,000    $15,000     $14,475           --                --               --          $35,475
---------------------- ------------- --------- ------------- ---------------- ---------------- ---------------- ------------
Photios T. Paulson     $   14,500    $15,000        --             --                --               --          $29,500
---------------------- ------------- --------- ------------- ---------------- ---------------- ---------------- ------------
Simon Srybnik          $    6,000    $15,000     $14,475           --                --               --          $35,475
---------------------- ------------- --------- ------------- ---------------- ---------------- ---------------- ------------
Martin Zeiger          $   16,000    $15,000        --             --                --               --          $31,000
---------------------- ------------- --------- ------------- ---------------- ---------------- ---------------- ------------

     (1) Stock awards for fiscal 2008 Board of Directors' compensation were earned and approved, but not issued until fiscal 2009.

                                       13

Other

     Board members are reimbursed for reasonable expenses in attending meetings of the Board of Directors and for expenses incurred in connection with their complying with our corporate governance policies. The Company also provides directors' and officers' liability insurance and indemnity agreements for our directors. No other compensation is provided to our directors.

Certain Relationships and Related Transactions

     On June 21, 2007 we entered into a Securities Purchase Agreement with Kerns. Concurrently with our entry into the Securities Purchase Agreement, we also entered into a Distribution Agreement and a Supplier Agreement with Living Data, an affiliate of Kerns.

     We sold to Kerns, pursuant to the Securities Purchase Agreement, 21,428,572 shares of our common stock at $.07 per share for an aggregate of $1,500,000, as well a five-year warrant to purchase 4,285,714 shares of our common stock at an initial exercise price of $.08 per share (the "Warrant"). The agreement further provided for the appointment to our Board of Directors of two representatives of Kerns. In furtherance thereof, Dr. Jun Ma and Simon Srybnik, Chairman of both Kerns and Living Data, have been appointed members of our Board of Directors. Dr. Ma, since October 16, 2008, has served as our President and Chief Executive Officer.

     Pursuant to the Distribution Agreement, we have become the exclusive distributor in the United States of the AngioNew external counterpulsation ECP systems manufactured by Living Data. As additional consideration for such agreement, we agreed to issue an additional 6,990,840 shares of our common stock to Living Data. Pursuant to the Supplier Agreement, Living Data now is the exclusive supplier to us of the therapy systems that we market under the registered trademark EECP(R). The Distribution Agreement and the Supplier Agreement each have an initial term extending through May 31, 2012.

     Effective as of November 20, 2008, Living Data and the Company amended the Distributorship Agreement to expand, to a worldwide basis, the Company's exclusive distributorship of the AngioNew ECP systems manufactured by Living Data. As consideration for expansion of the distributorship territory, we agreed to issue an additional 3,000,000 shares of our common stock to Living Data.

     Pursuant to a Registration Rights Agreement, we granted to Kerns and Living Data, subject to certain restrictions, "piggyback registration rights" covering the shares sold to Kerns as well as the shares issuable upon exercise of the Warrant and the shares issued to Living Data.

     On July 10, 2007, the Board of Directors appointed Behnam Movaseghi, Treasurer and Chief Financial Officer of Kerns Manufacturing Corporation, to our Board of Directors.

     As affiliates of Living Data and Kerns, Dr. Ma, Mr. Movaseghi and Mr. Srybnik have each been directly involved in the transactions between Living Data or Kerns, on the one hand, and the Company, on the other hand, with respect to the Securities Purchase Agreement, the Distribution Agreement and the Supplier Agreement, as well as providing consulting services to the Company with no compensation.

     During fiscal 2008, the Company purchased external counterpulsation therapy systems under the Supplier Agreement for $120,000 from Living Data, which was paid in full by the Company as of June 2008. In addition, Living Data purchased $5,000 worth of EECP(R) therapy system components from the Company, which was paid in full by Living Data as of June 2008.

     During fiscal 2009, Living Data assigned to the Company all of its rights and interests under its Distributorship Agreement with a corporation organized and existing under the laws of the People's Republic of China that manufactures ambulatory blood pressure monitors, ambulatory ECG recorders and combined Holter & ABPM recorders, for $20,000 payable to Living Data based on certain terms and conditions. The Company has also agreed to pay to Living Data 5% of the selling price or 5% of the cost of all goods sold (whichever is higher), and 5% of the cost of all goods transferred but not sold under the Assignment Agreement to Living Data based on sales of this equipment. The Company intends to sell these systems in the United States and other countries subject to obtaining regulatory clearance.

     During fiscal 2009, Living Data assigned to the Company all of its rights and interests under its Distributorship Agreement with a corporation organized and existing under the laws of the People's Republic of China that manufactures ultrasound scanners, for $20,000 payable to Living Data based on certain terms and conditions. The Company has also agreed to pay to Living Data 5% of the selling price or 5% of the cost of all goods sold (whichever is higher) and 5% of the cost of all goods transferred but not sold under the Assignment Agreement to Living Data based on sales of this equipment. The Company intends to sell these systems in the United States and other countries subject to obtaining regulatory clearance.

     In July of 2008, the Company agreed to purchase external counterpulsation therapy systems under its Distributorship Agreement with Living Data for $360,000 payable over 18 months.

     Further, Kerns provides the Company, free of charge, part-time use of one of its Information Technology (IT) employees as well one of their IT consultants to provide the Company with IT and database support services. In addition, a clinical applications support specialist and a service engineer from Living Data may be used by the Company to provide customers with clinical training and technical service.

Indemnification Agreements

     We have entered into separate indemnification agreements with our officers and directors. We have agreed to provide indemnification with regard to certain legal proceedings so long as the indemnified officer or director has acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, our best interests and with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. We only provide indemnification for expenses, judgments, fines and amounts paid in settlement actually incurred by the relevant officer or director, or on his or her behalf, arising out of proceedings brought against such officer or director by reason of his or her corporate status.

Executive Compensation Tables

     The following table sets forth the annual and long-term compensation of our Chief Executive Officer and each of our most highly compensated officers other than the Chief Executive Officer who were serving as executive officers at the end of the last completed fiscal year, and certain former executive officers as required under SEC rules (collectively, the "Named Executive Officers") for services rendered for the year ended May 31, 2009 and the year ended May 31, 2008 ("fiscal 2008").

                           Summary Compensation Table
-------------------------- ------ ----------- --------- ------------ ----------- ------------- ------------- ------------ ----------
                                                                                  Non-Equity   Nonqualified
                                                                                  Incentive      Deferred
                                                          Stock        Option        Plan      Compensation   All Other
   Name and Principal     Fiscal    Salary     Bonus      Awards       Awards    Compensation    Earnings   Compensation    Total
        Position           Year      ($)        ($)         ($)        ($) (2)        ($)          ($)         ($) (1)       ($)
-------------------------- ------ ----------- --------- ------------ ----------- ------------- ------------- ------------ ----------
Jun Ma                     2009    $ 97,817      --       $10,000        --           --            --         $   583    $108,400
Chief Executive Officer
(3)
-------------------------- ------ ----------- --------- ------------ ----------- ------------- ------------- ------------ ----------
John C. K. Hui             2009    $178,525      --         --           --           --            --         $19,104    $197,629
Senior Vice President      2008    $187,485      --         --           --           --            --         $21,088    $208,573
and Chief Technology
Officer
(Chief Executive
Officer) (4)
-------------------------- ------ ----------- --------- ------------ ----------- ------------- ------------- ------------ ----------
Tarachand Singh            2009    $26,630       --       $ 4,000        --           --            --         $ 2,858    $ 33,488
Chief Financial Officer
(5)
-------------------------- ------ ----------- --------- ------------ ----------- ------------- ------------- ------------ ----------
 Tricia Efstathiou (6)     2009    $ 78,953      --         --           --           --            --         $ 8,404    $ 87,357
(Chief Financial Officer)  2008    $132,600      --         --           --           --            --         $19,854    $152,454
-------------------------- ------ ----------- --------- ------------ ----------- ------------- ------------- ------------ ----------

     (1) Represents premiums paid on medical, dental, life and disability group benefit plans, as well as amounts matched in the Company's 401(k) Plan.

     (2) Option awards are valued at the fair market value times the number of shares (which represent the fair market value of the underlying common stock at the time of the respective grants).

     (3) Dr. Ma has served as President and Chief Executive Officer since October 16, 2008.

     (4) Dr. Hui was President and Chief Executive Officer from April 30, 2007 to October 15, 2008.

     (5)  Mr. Singh has served as Chief Financial  Officer since March 11, 2009.

     (6) Ms. Efstathiou was Chief Financial Officer from September 20, 2006 to November 5, 2008.

     The  following   table   describes   each   component  of  the  "All  Other
Compensation" column in the "Summary Compensation Table" above.

                                                                      Other
                                                                     Personal
                                                                     Including
                              Matching                     Medical   Personal
                    Fiscal  Contribution    Supplemental  Insurance   Use of
                     Year   to 401K Plan   Life Insurance Benefits     Auto          Total
-----------------------------------------------------------------------------------------------
John C. K. Hui       2009     $1,038          $1,156      $16,855        -          $19,104
                     2008     $1,084            $546      $20,542        -          $22,172
-----------------------------------------------------------------------------------------------
Jun Ma               2009        -              $583         -           -             $583
-----------------------------------------------------------------------------------------------
Tarachand Singh      2009       $475            $216       $2,167        -           $2,858
-----------------------------------------------------------------------------------------------
Tricia Efstathiou    2009       $474            $514       $7,417                    $8,405
                     2008       $828            $546      $18,480        -          $19,854

Grants of Plan-Based Awards in Fiscal 2009

     No stock options were granted to the Named Executive Officers during fiscal 2009.


Outstanding Equity Awards at Last Fiscal Year End

     The following table provides information concerning outstanding options, unvested stock and equity incentive plan awards for our Named Executive Officers during fiscal 2009:

----------------- --------------------------------------------------------------------- --------------------------------------------
                                             Option Awards                                               Stock Awards
----------------- --------------------------------------------------------------------- --------------------------------------------
                                                                                                              Equity        Equity
                                                                                                              Incentive    Incentive
                                                                                                              Plan           Plan
                                                                                                              Awards:       Awards:
                                                                                                              Number of    Market or
                                                                                                              Unearned      Payout
                                                  Equity                                            Market    Shares,      Value of
                                                 Incentive                                         Value of   Units or     Unearned
                  Number of      Number of     Plan Awards:                            Number of    Shares    Other         Shares,
                 Securities      Securities      Number of                             Shares or   or Units   Rights       Units or
                 Underlying      Underlying     Underlying                             Units of    of Stock    That          Other
                 Unexercised    Unexercised     Unexercised     Option     Option     Stock That     That      Have         Rights
                  Options -      Options -       Unearned      Exercise   Expiration    Have Not   Have Not     Not        That Have
      Name       Exercisable   Unexercisable      Options       Price       Date        Vested      Vested     Vested     Not Vested
--------------- -------------- --------------- -------------- ---------- ------------ ------------ ---------- ----------- ----------
Jun Ma, Ph.D.          --           --               --           --          --           --          --         --          --
--------------- -------------- --------------- -------------- ---------- ------------ ------------ ---------- ----------- ----------
John C.K.           375,000         --               --         $1.91     03/11/2008       --          --         --          --
 Hui, Ph.D.
-------------- -------------- --------------- -------------- ---------- ------------ ------------ ---------- ----------- -----------
Tarachand Singh        --           --               --           --          --           --          --         --          --
--------------- -------------- --------------- -------------- ---------- ------------ ------------ ---------- ----------- ----------

Option Exercises in Fiscal 2009

     No stock options were exercised during fiscal 2009 by the Named Executive Officers.

Employment Agreements

     As of May 31, 2009 the Company does not have any employment agreements.

Equity Compensation Plan Information

     The following table sets forth the indicated information as of May 31, 2009 with respect to our equity compensation plans:

                                                                                                (c)
                                                                                         Number of securities
                                               (a)                                       remaining available
                                       Number of securities            (b)                for future issuance
                                         to be issued upon       Weighted-average            under equity
                                            exercise of          exercise price of        compensation plans
                                       outstanding options,    outstanding options,      (excluding securities
Plan category                           warrants and rights     warrants and rights    reflected in column (a))
-------------                           -------------------     -------------------    ------------------------
Equity compensation                            1,143,601               $.76                      1,286,399
   plans approved by
   security holders

Equity compensation                            8,389,890               $.29                      2,480,364
   plans not approved
   by security holders

Total                                          9,533,491                                         3,766,763

     2004 Stock Option and Stock Issuance Plan

     In October 2004, our stockholders approved the 2004 Stock Option and Stock Issuance Plan (the "2004 Stock Plan") for our officers, directors, employees, and consultants and other independent advisors, for which we reserved an aggregate of 2,500,000 shares of common stock. The 2004 Stock Plan is administered by a committee of our Board of Directors, which has full authority to determine the identity of the recipients of the options and the number of shares subject to each option. The 2004 Stock Plan is divided into two separate equity programs: an option grant program and a stock issuance program. Options granted under the 2004 Stock Plan shall be non-qualified or incentive stock options and the exercise price is the fair market value of the common stock on the date of grant except that for incentive stock options it shall be 110% of the fair market value if the participant owns 10% or more of our common stock. Under the stock issuance program, the purchase price per share shall be fixed by the Board of Directors or committee but cannot be less than the fair market value of the common stock on the issuance date. Payment for the shares may be made in cash or check payable to us, or for past services rendered to us and all shares of common stock issued thereunder shall vest upon issuance unless otherwise directed by the board or committee. The number of shares issuable is also subject to adjustments upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, reorganizations, recapitalizations, or other capital adjustments. At May 31, 2009, 2,918,045 shares had been granted (including options previously granted but subsequently cancelled), of which options to purchase 1,286,399 shares are outstanding under the 2004 Stock Plan.

     401(k) Plan

     In April 1997, we adopted the Vasomedical, Inc. 401(k) Plan to provide retirement benefits for our employees. As allowed under Section 401(k) of the Internal Revenue Code, the plan provides tax-deferred salary deductions for eligible employees. Employees are eligible to participate in the next quarter enrollment period after employment. Participants may make voluntary contributions to the plan up to 100% of their compensation subject to 401(k) maximum limitations. In fiscal years 2009 and 2008, the Company made discretionary contributions of approximately $9,800 and $9,300, respectively, to match a percentage of employee contributions.

Deferred Compensation Program

     As of May 31, 2009 and 2008 there was no deferred compensation or incentives due to any senior executive under a deferred compensation plan.

Board Member Attendance at Annual Meetings

     Our Board of Directors does not have a formal policy regarding attendance of directors at our annual stockholder meetings.

     The Board of Directors recommends a vote FOR the election of each of the director nominees named herein.

               PROPOSAL TWO - PROPOSAL TO AMEND THE CERTIFICATE OF
                     INCORPORATION TO INCREASE THE NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

General

     The Board of Directors has proposed and recommended to our stockholders a proposal which authorizes the Board, following stockholder approval, to file an amendment to our Certificate of Incorporation to increase the total number of shares of common stock which we have authority to issue from 110,000,000 shares to 250,000,000 shares, par value $.001 per share. Our Certificate of Incorporation authorizes the issuance of a total of 111,000,000 shares of capital stock, consisting of 110,000,000 shares of common stock, par value of $.001 per share, and 1,000,000 shares of preferred stock, par value of $.01 per share. As of the date of this Proxy Statement, 99,843,004 shares of common stock were outstanding and no shares of Preferred Stock were outstanding. In addition, as of the date of this Proxy Statement, we had 7,122,670 shares of common stock subject to outstanding stock options and 1,662,460 shares of common stock reserved for issuance pursuant to future grants under our equity compensation plans. Additionally, pursuant to the Securities Purchase Agreement dated June 21, 2007 with Kerns Manufacturing Corp. ("Kerns"), we issued warrants to purchase 4,285,714 shares of common stock at an exercise price of $.08 per share.

     The following table sets forth as of August 4, 2009, the approximate number of shares of common stock authorized, outstanding, reserved and available for issuance. The table further sets forth the approximate number of shares which will be available for issuance if this amendment is approved:

----------------------- ---------------- ------------------- ------------------ ------------------- --------------
                                                                                                    Available for
                                                                                                    Issuance Upon
                                                                                Available for        Approval of
                        Authorized       Outstanding         Reserved  (1)       Issuance (1)         Amendment
----------------------- ---------------- ------------------- ------------------ ------------------- --------------
Common Stock            110,000,000      99,843,004          11,407,384         (1,250,388)          138,768,767
----------------------- ---------------- ------------------- ------------------ ------------------- --------------

(1) We have contractual obligations, subject to stockholder approval, to issue more shares than are available for issuance.

     The proposal is now being placed before stockholders. The form of amendment is attached hereto as Appendix A.

Purpose

     The Board of Directors believes that it is in our best interest to increase the total number of authorized shares of common stock so that we may have flexibility in issuance of shares of common stock. The Board of Directors also believes that it is in our best interest to increase the total number of authorized shares of common stock so that we may issue all additional shares of common stock issuable under the terms of our existing option agreements and warrants held by Kerns.

     The proposed amendment would increase the number of shares of common stock that we are authorized to issue from 110,000,000 to 250,000,000 shares.

     If this proposal is approved, in addition to the shares issuable under the terms of our existing option agreements and warrants held by Kerns, we may use such additional shares of common stock for, among other things:

     o    Raising working capital;

     o    Providing equity incentives to employees, officers or directors;

     o    Establishing strategic relationships with other companies;

     o Expanding our business through acquisitions and other investment opportunities;

     o    Paying existing and future obligations and commitments; and

     o    For general corporate purposes.

     Currently, we have no definitive plans or arrangements to issue any such shares except for our current obligations under existing option agreements and warrants.

     The holders of our common stock are not entitled to preemptive rights with respect to the issuance of additional common stock or securities convertible into or exercisable for common stock. Stockholders should recognize that the issuance of additional shares of common stock might dilute the ownership and voting rights of stockholders and, depending upon the price at which the shares are issued, could be dilutive to existing stockholders and have a negative effect on the trading price of our common stock.

Effect on Rights of Stockholders

     The additional shares of authorized common stock, when issued, would have the same rights and privileges as the shares of common stock currently issued and outstanding. The Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional shares of common stock for any purposes other than discussed above. The Board of Directors does not presently intend to solicit, by a vote of stockholders, further authorization for the issuance of the additional shares of authorized common stock.

Board Position and Required Vote

     The proposal will be adopted only if it receives the affirmative vote of a majority of the outstanding shares of common stock. Kerns and Living Data Technology Corp., which own 21,678,572 shares and 9,990,840 shares of our common stock, respectively, representing an aggregate of 31,669,412 shares or 31.7% of our issued and outstanding common stock, have advised us that they intend to vote their shares in favor of this proposal. The Board of Directors believes that the proposed amendment is in our best interests and recommends a vote FOR its adoption. Proxies received will be voted in favor of the proposed amendment unless otherwise indicated.


            PROPOSAL THREE - PROPOSAL FOR APPOINTMENT OF INDEPENDENT
                           REGISTERED ACCOUNTING FIRM

General

     The Board of Directors, upon the recommendation of the Audit Committee, recommends that the stockholders approve the appointment of Rothstein, Kass & Company, P.C. as our Company's independent certified public accounting firm to audit our financial statements for the fiscal year ending May 31, 2010.

Board Position and Required Vote

     The proposal will be adopted only if it receives the affirmative vote of a majority of the issued and outstanding shares of common stock in person or by proxy and entitled to vote at the Annual Meeting on this proposal. Kerns and Living Data Technology Corp., which own 21,678,572 shares and 9,990,840 shares of our common stock, respectively, representing an aggregate of 31,669,412 shares or 31.7% of our issued and outstanding common stock, have advised us that they intend to vote their shares in favor of this proposal. The Board of Directors recommends a vote FOR the ratification of the appointment of Rothstein, Kass & Company, P.C. as our independent registered public accounting firm.

                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the audited financial statements with our management. The Audit Committee also discussed with Rothstein, Kass & Company, P.C., our independent auditors for the fiscal year ended May 31, 2009, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Rothstein, Kass & Company, P.C. required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as may be modified or supplemented, and has discussed with Rothstein, Kass & Company, P.C. its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended May 31, 2009 for filing with the SEC.

     The Audit Committee has also reviewed and discussed the fees paid to Rothstein, Kass & Company, P.C. during the last fiscal year for audit and non-audit services, which are set forth under "Audit Fees" and has considered whether the provision of the non-audit services is compatible with the firm's independence and has concluded that it is.

     This Audit Committee report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement, except to the extent that we specifically request that this report be specifically incorporated by reference.

      The Audit Committee for fiscal 2009:

      Photios T. Paulson, Chairman
      Martin Zeiger

Audit Fees

     Rothstein, Kass & Company, P.C. is our independent registered public accounting firm and performed the audit of our consolidated financial statements for the fiscal year ended May 31, 2009. Miller Ellin & Company, LLP is our former independent registered public accounting firm and performed the audit of our consolidated financial statements for fiscal year 2008. The following table sets forth approximate fees for the audits of the fiscal year ended May 31, 2009 performed by Rothstein, Kass & Company, P.C. and for fiscal year ended May 31, 2008 performed by Miller Ellin & Company, LLP:

                                         2009             2008
                                         ----             ----
     Audit Fees (1)                   $ 169,382         $148,625
     Audit related fees (2)           $  12,800         $ 33,000
---------------

(1) Audit Fees includes fees for professional services provided in connection with the audits of our financial statements, the review of our quarterly financial statements included in our reports on Form 10-Q, Sarbanes-Oxley 404 related services, consents, and audit services provided in connection with other statutory or regulatory filings. All such services were pre-approved by the Audit committee.

(2)  Audit related fees includes the audit of our 401k plan.

     The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the Company's independent auditor. Accordingly, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. In accordance with such policies, the Audit Committee approved 100% of the services described above under "Audit Fees," and "Audit-Related Fees".

     Rothstein, Kass & Company, P.C. did not render any other non-audit related services during fiscal year 2009. We expect that a representative of Rothstein, Kass & Company, P.C. will attend the annual meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to questions from stockholders.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and persons who beneficially own more than 10% of our common stock (collectively, "Reporting Persons") to file initial reports of ownership and reports of changes in ownership of our common stock with the Securities and Exchange Commission. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, we believe that during fiscal 2009, all Reporting Persons timely complied with all applicable filing requirements.

                      CORPORATE GOVERNANCE - CODE OF ETHICS

     We have adopted a Corporate Code of Business Ethics (the "Code") that applies to all employees, including our principal executive officer, principal financial officer, and directors of the Company. The Code is broad in scope and is intended to foster honest and ethical conduct, including accurate financial reporting, compliance with laws and the like. If any substantive amendments are made to the Code or if there is any grant of waiver, including any implicit waiver, from a provision of the Code to our Chief Executive Officer or Chief Financial Officer, we will disclose the nature of such amendment or waiver in a report on Form 8-K. We have made the Code available on our website at www.vasomedical.com in the investor relations section on the "Corporate Governance" page under the heading "Governance Documents."


               FINANCIAL STATEMENTS AND INCORPORATION BY REFERENCE

     A copy of our Annual Report to Stockholders on Form 10-K for the year ended May 31, 2009 has been provided to all stockholders as of the Record Date. Stockholders are referred to the report for financial and other information about us, but such report, is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

                            COMMON STOCK PERFORMANCE

         The following graph sets forth the cumulative total stockholder return to our stockholders during the five year period ended May 31, 2009 as well as an overall stock market index (NASDAQ Stock Market-US) and the Company's peer group index (S&P Health Care Equipment):


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
              Among Vasomedical, Inc., The NASDAQ Composite Index
                    And The S&P Health Care Equipment Index

------------------------------------------------------------------------------------------------------
                                      5/04       5/05        5/06       5/07        5/08        5/09
------------------------------------------------------------------------------------------------------
Vasomedical, Inc.                    100.00      51.72        9.05       6.03        6.29        6.47
NASDAQ Composite                     100.00     104.91      113.05     136.62      132.68       92.64
S&P Health Care Equipment            100.00     101.99       98.45     115.75      116.47       85.87

          $100 invested on 5/31/04 in stock or index, including reinvestment of dividends. Fiscal year ending May 31.

          Copyright(c) 2009 S&P, a division of The McGraw-Hill Companies Inc. All rights reserved.

                         HOUSEHOLDING OF PROXY MATERIALS

     The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

     This year, we expect that a number of brokers with account holders who are our stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to our address or telephone number below, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Direct your written request to us at Vasomedical, Inc., 180 Linden Avenue, Westbury, New York 11590; Attention: Corporate Secretary, or contact us at (516) 997-4600.

                            MISCELLANEOUS INFORMATION

     As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

     We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain of our officers and regular employees may solicit proxies by telephone, telegraph or personal interview. We may also request brokerage houses and other custodians and nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held of record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to such beneficial owners.

     Proposals of stockholders intending to be presented at the next Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than April 23, 2010 to be included in the proxy statement for that meeting.

                                  By Order of the Board of Directors,

                                                 JUN MA
                                  President and Chief Executive Officer

Dated:   August 21, 2009
         Westbury, New York

                                                                      Appendix A

                       PROPOSED AMENDMENT TO THE COMPANY'S
                          CERTIFICATE OF INCORPORATION


          RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing Article IV of the Company's Certificate of Incorporation, so that, as amended said Article shall be and read as follows:

                         ARTICLE IV. CAPITAL STOCK. The authorized capital stock
                    of the Corporation shall consist of 250,000,000 shares of Common Stock, $.001 par value per share, (hereinafter referred to as either the "Common Shares" or "Common Stock") and 1,000,000 shares of Preferred Stock, $.01 par value per share (hereinafter referred to as either "Preferred Shares" or "Preferred Stock").

VASOMEDICAL, INC.   VOTE BY INTERNET - www.proxyvote.com
180 LINDEN AVE. Use the Internet to transmit your voting instructions and WESTBURY, NY 11590 for electronic delivery of information up until 11:59 P.M.
                    Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

                    ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
                    If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

                    VOTE BY PHONE - 1-800-690-6903
                    Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

                    VOTE BY MAIL
                    Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:                 KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
________________________________________________________________________________
                    To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends   For   Withhold  For All
that you vote FOR the following:    All     All     Except

1.   Election of Directors          [ ]     [ ]      [ ]  ----------------------
     Nominees

01 Abraham E. Cohen   02 Derek Enlander      03 John C.K. Hui   04 Jun Ma
05 Behnam Movaseghi   06 Photios T. Paulson  07 Simon Srybnik   08 Martin Zeiger

The Board of Directors recommends you vote FOR the following proposal(s):

2    To amend our Certificate of  Incorporation to increase the number of shares
     of  our  common  stock   authorized   for  issuance  from   110,000,000  to
     250,000,000.

                      For [ ]    Against [ ]    Abstain  [ ]

3 Ratification of the appointment of Rothstein, Kass & Company, P.C. as the Company's independent registered public accountants for the year ending May 31, 2010.
                      For [ ]    Against [ ]    Abstain  [ ]

The Board of Directors does not have a recommendation for voting on the following proposal(s):

4 To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

                      For [ ]    Against [ ]    Abstain  [ ]

For address change/comments, mark here.
(see reverse for instructions)               [ ]

Please indicate if you plan to attend this meeting    Yes  [ ]  No   [ ]

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.


-----------------------------------------       --------------------------------
Signature [PLEASE SIGN WITHIN BOX ]  Date       Signature [Joint Owners]    Date
________________________________________________________________________________

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.










Important  Notice  Regarding the Availability of Proxy Materials for the Annual
Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com
--------------------------------------------------------------------------------

________________________________________________________________________________
                                VASOMEDICAL, INC.
                       2009 ANNUAL MEETING OF STOCKHOLDERS
           This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby appoints Abraham E. Cohen and Simon Srybnik as proxies, each with the power to appoint his substitute, and hereby authorized them and each of them, to vote all shares of common stock of Vasomedical, Inc. held of record by the undersigned at the 2009 Annual Meeting of Stockholders, to be held in the MacMillan Room at The Courtyard by Marriott, 866 Third Avenue, New York, NY 10022, at 9:30 a.m. local time on September 30, 2009, or any adjournment or postponement thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, the proxy will be voted "FOR" each of the proposals set forth on the reverse side in accordance with the Board of Directors' recommendations.






Address change/comments:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

      (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

                 Continued and to be signed on the reverse side
________________________________________________________________________________

                       *** Exercise Your Right to Vote ***
         IMPORTANT NOTICE Regarding the Availability of Proxy Materials

                    ____________________________________________________________
                                    Meeting Information
                                    -------------------

                    Meeting Type:  Annual Meeting
VASOMEDICAL, INC.   For holders as of:  August 04, 2009
180 LINDEN AVE.     Date:  September 30, 2009  Time:  9:30 AM EDT
WESTBURY, NY 11590  Location:  The Courtyard by Marriott
                               MacMillan Room
                               866 Third Avenue
                               New York, NY  10022
                    ____________________________________________________________
                    You are receiving this communication because you hold shares in the above named company.

                    This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

                    We encourage you to access and review all of the important information contained in the proxy materials before voting.

                    See the reverse side of this notice to obtain proxy materials and voting instructions.
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                              -- Before You Vote --
                        How to Access the Proxy Materials
________________________________________________________________________________
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement     2. Annual Report
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

              1) BY INTERNET:      www.proxyvote.com
              2) BY TELEPHONE:     1-800-579-1639
              3) BY E-MAIL*:       sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 16, 2009 to facilitate timely delivery.
________________________________________________________________________________
                                -- How To Vote --
                Please Choose One of The Following Voting Methods
________________________________________________________________________________

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
________________________________________________________________________________

______________________________________________
               Voting items
______________________________________________
    The Board of Directors recommends that you vote FOR the following:

1.  Election of Directors
    Nominees
01  Abraham E. Cohen  02  Derek Enlander     03 John C.K. Hui  04  Jun Ma
05  Behnam Movaseghi  06  Photios T. Paulson 07 Simon Srybnik  08  Martin Zeiger

The Board of Directors recommends you vote FOR the following proposal(s):

2    To amend our Certificate of  Incorporation to increase the number of shares
     of  our  common  stock   authorized   for  issuance  from   110,000,000  to
     250,000,000.

3 Ratification of the appointment of Rothstein, Kass & Company, P.C. as the Company's independent registered public accountants for the year ending May 31, 2010.

The Board of Directors does not have a recommendation for voting on the following proposal(s):

4 To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.